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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K


                                  CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: June 24, 1998

                              ____________________

                           FARMLAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                              ____________________

                  KANSAS                              44-0209330
(State of incorporation or organization)  (I.R.S. Employer Identification No.)

     3315 NORTH OAK TRAFFICWAY                        64116-0005
       KANSAS CITY, MISSOURI                          (Zip Code)
(Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code (816) 459-6000


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ITEM 5.  OTHER EVENTS
         ------------

     On June 24, 1998, the Company issued a press release relating to its financial results for the third quarter of 1998, a copy of which is filed herewith as Exhibit 99.



ITEM 7.  EXHIBITS.
         ---------

     (C) Press Release of the Company dated June 24, 1998.


                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 24, 1998
                              FARMLAND INDUSTRIES, INC.


                              By:  /s/  Terry M. Campbell
                                   ___________________________
                                     Terry M. Campbell
                                     Executive Vice President and
                                       Chief Financial Officer



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